Exhibit 10.1


                     SECOND AMENDMENT TO SECOND AMENDED AND
                            RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 22, 1997 (this "Amendment"), amends the Credit Agreement, dated as of July 11, 1997 (as heretofore amended the "Credit Agreement"), among AmeriServe Food Distribution, Inc. (the "Company"), Bank of America National Trust and Savings Association, as Administrative Agent, Donaldson, Lufkin & Jenrette Securities Corporation, as Documentation Agent, Bank of America National Trust and Savings Association, as Letter of Credit Issuing Lender and certain financial institutions parties thereto (the "Lenders"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Company from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective as of December 22, 1997, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.5 below.

     SECTION 1.1 Definitions. The definition of "Adjusted Funded Debt" in
Section 1.1 of the Credit Agreement is hereby amended by the deletion of the date "December 31, 1997" and the substitution of the date AJune 30, 1998".

     SECTION 1.2 Cash Equivalent Investments. The definition of "Cash Equivalent Investment" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

          "Cash Equivalent Investments shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition,
     (ii) marketable direct obligations issued by any State of the United States of America or any local government or other political subdivision thereof rated (at the time of acquisition of such security) at least BBB

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     by Standard & Poor's Ratings Services, a division of The McGraw-Hill
     Companies, Inc. ("S&P") or the equivalent thereof by Moody's Investors Services, Inc. ("Moody's") having maturities of not more than one year from the date of acquisition, (iii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Lender, (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating (at the time of acquisition of such security) by S&P of at least A-2 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition,
     (iv) commercial paper and variable or fixed rate notes issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating (at the time of acquisition of such security) of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long-term unsecured debt rating (at the time of acquisition of such security) of at least BBB or the equivalent thereof by S&P or at least Baa2 or the equivalent thereof by Moody's and in each case maturing with one year after the date of acquisition and (v) repurchase agreements with any Lender or any primary dealer maturing within one year from the date of acquisition that are fully collateralized by investment instruments that would otherwise be Cash Equivalent Investments; provided that the terms of such repurchase agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy -Repurchase Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985 and (vi) loan participations in aggregate of no more than $10,000,000 having maturities of not more than 30 days from the date of the acquisition."

     SECTION 1.3 Loan and Investments. Section 9.4(d) of the Credit Agreement is hereby amended by the deletion of the number "$5,000,000" and the substitution therefor of the number "$10,000,000."

     SECTION 1.4 Transactions with Affiliates. Section 9.6(e) of the Credit Agreement is hereby amended by the deletion of the phrase "in connection with acquisitions."

     SECTION 1.5 Restricted Payments. Clause(i) of the proviso to Section 9.11 of the Credit Agreement is hereby amended by the deletion of the number "$4,000,000" and the substitution therefor of the number "$5,000,000."

     SECTION 2 Consent. The Lenders hereby consent to the merger of the Company with and into AmeriServ Food Company so long as the surviving company shall be named



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"AmeriServe Food Distribution, Inc.". The Company agrees to give the
Administrative Agent prompt notice of any such merger.


     SECTION 3 CONDITIONS PRECEDENT. This Amendment shall become effective when duly executed by the Company and the Required Lenders and consents of each Guarantor in the form attached hereto shall have been executed and delivered.


     SECTION 4 REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VII of the Credit Agreement, and the Company additionally represents and warrants to the Agents and each Lender as follows:

     SECTION 4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a) contravene the Company's Organization Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties.

     SECTION 4.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

     SECTION 4.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.


     SECTION 5 MISCELLANEOUS.

     SECTION 5.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or


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writing shall be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 5.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent, including the allocated costs of internal counsel) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     SECTION 5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 5.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     SECTION 5.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     SECTION 5.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.










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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               AMERISERVE FOOD DISTRIBUTION, INC.

                               By______________________________
                               Title:________________________


                               BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION,
                                 as Administrative Agent

                               By______________________________
                                 Title:________________________


                               DONALDSON, LUFKIN & JENRETTE
                                 SECURITIES CORPORATION,
                                 as Documentation Agent

                               By______________________________
                                 Title:________________________


                               BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION

                               By______________________________
                               Title:________________________


                               BANK OF TOKYO-MITSUBISHI TRUST
                                 COMPANY

                               By______________________________
                               Title:________________________




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                              BANK ONE, MILWAUKEE N.A.

                               By______________________________
                               Title:________________________


                               THE DAI-ICHI KANGYO BANK, LIMITED

                               By______________________________
                               Title:________________________


                               DLJ CAPITAL FUNDING, INC.

                               By______________________________
                               Title:________________________


                               FLEET NATIONAL BANK

                               By______________________________
                               Title:________________________


                               THE FUJI BANK, LIMITED

                               By______________________________
                               Title:________________________


                               THE LONG-TERM CREDIT BANK
                                 OF JAPAN LIMITED

                               By______________________________
                               Title:________________________



                               MERRILL LYNCH SENIOR FLOATING
                                 RATE FUND INC.

                               By______________________________
                               Title:________________________



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                               THE MITSUBISHI TRUST
                                 AND BANKING CORPORATION

                               By______________________________
                               Title:________________________



                               NATEXIS BANQUE - BFCE

                               By______________________________
                               Title:________________________


                               SOUTHERN PACIFIC THRIFT & LOAN ASSN

                               By______________________________
                               Title:________________________


                               THE SUMITOMO BANK, LIMITED

                               By______________________________
                               Title:________________________


                               TRANSAMERICA BUSINESS
                                 CREDIT CORPORATION

                               By______________________________
                               Title:________________________


                               VAN KAMPEN AMERICA CAPITAL

                               By______________________________
                               Title:________________________




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                               VAN KAMPEN CLO I, LIMITED

                               By______________________________
                               Title:________________________





























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                              AGREEMENT AND CONSENT


     The undersigned hereby agree and consent to the terms and provisions of the foregoing Second Amendment to Second Amended and Restated Credit Agreement, and agree that the Loan Documents executed by the undersigned shall remain in full force and effect notwithstanding the provisions of the foregoing Second Amendment to Second Amended and Restated Credit Agreement.

      Dated: December 22, 1997


                               NORTHLAND TRANSPORATION SERVICES,
                                      INC.

                               By______________________________
                                 Title:________________________


                               AMERISERV FOOD COMPANY

                               By______________________________
                                 Title:________________________


                               DELTA TRANSPORTATION, LTD.

                               By______________________________
                                 Title:________________________


                               CHICAGO CONSOLIDATED CORPORATION

                               By______________________________
                                 Title:________________________


                               AMERISERVE TRANSPORTATION, INC.

                               By______________________________
                                 Title:________________________




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                               AMERISERVE FUNDING CORPORATION

                               By______________________________
                                 Title:________________________